UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22392

Cohen & Steers Preferred Securities and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Tina M. Payne 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2017

Item 1. Schedule of Investments

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 27.9%
BANKS 9.0%
Astoria Financial Corp., 6.50%, Series C(a)	286,122	$7,256,054
Bank of America Corp., 6.20%, Series CC(a)	928,624	24,004,930
Bank of America Corp., 6.00%, Series EE(a)	1,009,560	26,036,552
Bank of America Corp., 6.50%, Series Y(a)	1,701,228	44,793,333
Capital One Financial Corp., 6.70%, Series D(a)	349,175	9,581,362
Capital One Financial Corp., 5.20%, Series G(a)	1,035,329	23,885,040
Citigroup, 6.875%, Series K(a)	914,963	25,920,902
Citigroup, 6.30%, Series S(a)	1,007,639	26,611,746
CoBank ACB, 6.20%, Series H ($100 Par Value)(a)	103,600	10,661,093
Farm Credit Bank of Texas, 6.75%(a)	251,700	27,136,406
Fifth Third Bancorp, 6.625%, Series I(a)	282,673	8,030,740
First Republic Bank, 6.20%, Series B(a)	309,935	7,872,349
GMAC Capital Trust I, 6.966%, due 2/15/40, Series 2 (TruPS) (FRN)(b)	3,265,683	83,046,319
Goldman Sachs Group/The, 6.30%, Series N(a)	381,247	10,137,358
Huntington Bancshares, 6.25%, Series D(a)	1,598,309	41,428,169
JPMorgan Chase & Co., 6.15%, Series BB(a)	629,438	16,761,934
JPMorgan Chase & Co., 6.125%, Series Y(a)	698,792	18,531,964
New York Community Bancorp, 6.375%, Series A(a)	1,669,625	45,246,837
People’s United Financial, 5.625%, Series A(a)	213,001	5,497,556
PNC Financial Services Group, 6.125%, Series P(a)	11,699	331,901
PrivateBancorp, 7.125%, due 10/30/42	353,157	9,222,695
Regions Financial Corp., 6.375%, Series B(a)	1,250,396	34,398,394
Wells Fargo & Co., 5.85%(a)	1,616,527	42,999,618
Wells Fargo & Co., 6.00%, Series V(a)	913,895	23,898,354
Wells Fargo & Co., 5.70%, Series W(a)	548,770	13,812,541
Wells Fargo & Co., 5.50%, Series X(a)	420,414	10,333,776
Zions Bancorp, 7.90%, Series F(a)	82,670	2,102,298
		599,540,221
BANKS—FOREIGN 1.1%
Barclays Bank PLC, 8.125%, Series 5 (United Kingdom)(a)	633,966	16,394,361
Deutsche Bank Contingent Capital Trust III, 7.60% (Germany)(a)	660,390	17,183,348
Deutsche Bank Contingent Capital Trust V, 8.05% (Germany)(a)	223,831	5,920,330
National Westminster Bank PLC, 7.763%, Series C (United Kingdom)(a)	484,747	12,622,812
Stichting AK Rabobank Certificaten, 6.50% (EUR) (Netherlands)(a)	19,000,000	22,909,056
		75,029,907

	Number of Shares	Value
ELECTRIC 1.2%
INTEGRATED ELECTRIC 0.6%
DTE Energy Co., 5.375%, due 6/1/76, Series B	1,034,481	$24,827,544
Integrys Holdings, 6.00%, due 8/1/73	537,422	14,033,432
		38,860,976
REGULATED ELECTRIC 0.6%
Southern Co./The, 6.25%, due 10/15/75	1,576,350	41,615,640
TOTAL ELECTRIC		80,476,616

FINANCIAL 3.8%
DIVERSIFIED FINANCIAL SERVICES 0.9%
KKR & Co. LP, 6.75%, Series A(a)	1,272,053	33,365,950
State Street Corp., 5.90%, Series D(a)	232,401	6,265,531
State Street Corp., 5.35%, Series G(a)	752,577	19,815,352
		59,446,833
INVESTMENT ADVISORY SERVICES 0.2%
Affiliated Managers Group, 6.375%, due 8/15/42	18,395	469,992
Ares Management LP, 7.00%, Series A(a)	618,000	16,228,680
		16,698,672
INVESTMENT BANKER/BROKER 2.7%
Charles Schwab Corp./The, 5.95%, Series D(a)	1,087,804	28,652,758
Morgan Stanley, 6.875%(a)	1,116,754	31,492,463
Morgan Stanley, 6.375%, Series I(a)	2,601,514	71,957,877
Morgan Stanley, 5.85%, Series K(a)	1,860,025	48,081,646
		180,184,744
TOTAL FINANCIAL		256,330,249

INDUSTRIALS—CHEMICALS 0.9%
CHS, 6.75%(a)	859,303	24,051,891
CHS, 7.50%, Series 4(a)	452,176	12,986,495
CHS, 7.10%, Series II(a)	907,316	25,922,018
		62,960,404
INSURANCE 3.6%
LIFE/HEALTH INSURANCE—FOREIGN 0.3%
Aegon NV, 6.50% (Netherlands)(a)	809,461	20,843,621

MULTI-LINE 1.2%
Allstate Corp., 6.625%, Series E(a)	596,015	15,997,043
Hanover Insurance Group/The, 6.35%, due 3/30/53	408,438	10,394,747

	Number of Shares	Value
Hartford Financial Services Group, 7.875%, due 4/15/42	461,724	$14,359,616
WR Berkley Corp., 5.625%, due 4/30/53	499,385	12,459,656
WR Berkley Corp., 5.75%, due 6/1/56	1,139,400	28,371,060
		81,582,122
MULTI-LINE—FOREIGN 0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)	1,098,743	29,127,677
PartnerRe Ltd., 7.25%, Series H (Bermuda)(a)	231,454	6,614,955
PartnerRe Ltd., 5.875%, Series I (Bermuda)(a)	302,080	7,712,102
		43,454,734
PROPERTY CASUALTY—FOREIGN 0.1%
Axis Capital Holdings Ltd., 5.50%, Series E (Bermuda)(a)	300,000	7,077,000

REINSURANCE 0.5%
Reinsurance Group of America, 5.75%, due 6/15/56	840,358	23,059,424
Reinsurance Group of America, 6.20%, due 9/15/42	330,541	9,427,029
		32,486,453
REINSURANCE—FOREIGN 0.9%
Arch Capital Group Ltd., 5.25%, Series E (Bermuda)(a)	1,532,408	34,693,717
Aspen Insurance Holdings Ltd., 5.95% (Bermuda)(a)	533,876	14,398,636
Aspen Insurance Holdings Ltd., 7.25% (Bermuda)(a)	318,294	8,097,399
		57,189,752
TOTAL INSURANCE		242,633,682

INTEGRATED TELECOMMUNICATIONS SERVICES 0.4%
Qwest Corp., 6.50%, due 9/1/56	865,219	21,474,736
Qwest Corp., 7.00%, due 4/1/52	248,907	6,272,456
		27,747,192
REAL ESTATE 5.5%
DIVERSIFIED 2.3%
Colony NorthStar, 8.50%, Series D(a)	569,413	14,742,103
Colony NorthStar, 8.75%, Series E(a)	459,286	12,083,815
Colony NorthStar, 8.50%, Series F(a)	454,820	11,461,464
Coresite Realty Corp., 7.25%, Series A(a)	406,311	10,458,445
DuPont Fabros Technology, 6.625%, Series C(a)	430,000	11,610,000
National Retail Properties, 5.70%, Series E(a)	284,600	7,115,000
National Retail Properties, 5.20%, Series F(a)	384,830	8,924,208
Retail Properties of America, 7.00%(a)	506,582	12,943,170
Urstadt Biddle Properties, 7.125%, Series F(a)	277,630	7,167,018
VEREIT, 6.70%, Series F(a)	2,028,957	52,144,195

	Number of Shares	Value
Wells Fargo Real Estate Investment Corp., 6.375%, Series A(a)	218,384	$5,732,580
		154,381,998
HEALTH CARE 0.2%
Sabra Health Care REIT, 7.125%, Series A(a)	457,575	11,853,480

HOTEL 0.4%
Chesapeake Lodging Trust, 7.75%, Series A(a)	395,206	9,935,479
Hersha Hospitality Trust, 6.875%, Series C(a)	199,569	5,133,912
Summit Hotel Properties, 7.125%(a)	317,800	8,164,282
Sunstone Hotel Investors, 6.95%, Series E(a)	255,000	6,489,750
		29,723,423
INDUSTRIALS 0.1%
PS Business Parks, 6.00%, Series T(a)	252,997	6,365,405

NET LEASE 0.1%
Gramercy Property Trust, 7.125%, Series A(a)	252,096	6,637,688

OFFICE 0.5%
Corporate Office Properties Trust, 7.375%, Series L(a)	469,000	11,837,560
Equity Commonwealth, 6.50%, Series D(a)	402,733	10,293,855
Vornado Realty Trust, 6.625%, Series G(a)	435,304	11,165,548
		33,296,963
RESIDENTIAL 0.9%
APARTMENT 0.1%
Apartment Investment & Management Co., 6.875%(a)	240,000	6,338,400

MANUFACTURED HOME 0.1%
Equity Lifestyle Properties, 6.75%, Series C(a)	261,988	6,704,273

SINGLE FAMILY 0.7%
American Homes 4 Rent, 5.50%, Series C(a)	548,078	15,729,839
American Homes 4 Rent, 6.50%, Series D(a)	525,583	14,054,089
American Homes 4 Rent, 6.35%, Series E(a)	650,000	16,640,000
		46,423,928
TOTAL RESIDENTIAL		59,466,601

SHOPPING CENTERS 0.7%
COMMUNITY CENTER 0.4%
Cedar Realty Trust, 7.25%, Series B(a)	534,900	13,270,869
DDR Corp., 6.50%, Series J(a)	236,707	5,953,181
Saul Centers, 6.875%, Series C(a)	419,409	10,602,659

	Number of Shares		Value
Washington Prime Group, 7.50%, Series H(a)	28,310		$707,467
			30,534,176
REGIONAL MALL 0.3%
Pennsylvania REIT, 8.25%, Series A(a)	265,069		6,669,136
Taubman Centers, 6.50%, Series J(a)	170,050		4,315,869
Taubman Centers, 6.25%, Series K(a)	312,909		7,819,596
			18,804,601
TOTAL SHOPPING CENTERS			49,338,777

SPECIALTY 0.3%
Digital Realty Trust, 6.35%, Series I(a)	699,000		18,649,320
TOTAL REAL ESTATE			369,713,655

TECHNOLOGY—SOFTWARE 0.3%
eBay, 6.00%, due 2/1/56	646,467		17,092,588

UTILITIES 2.1%
Dominion Resources, 5.25%, due 7/30/76, Series A	1,064,772		25,309,630
Entergy New Orleans, 5.50%, due 4/1/66	381,042		9,426,979
NextEra Energy Capital Holdings, 5.25%, due 6/1/76, Series K	1,195,123		28,718,806
SCE Trust III, 5.75%(a)	545,255		14,830,936
SCE Trust IV, 5.375%, Series J(a)	1,494,344		40,272,571
SCE Trust V, 5.45%, Series K(a)	780,201		21,127,843
			139,686,765
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$1,806,389,437)			1,871,211,279

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 68.1%
BANKS 14.7%
Bank of America Corp., 6.10%, Series AA(a)	$3,800,000		4,030,850
Bank of America Corp., 6.30%, Series DD(a)	26,620,000		29,015,800
Bank of America Corp., 6.25%, Series X(a)	11,081,000		11,676,604
Bank of America Corp., 6.50%, Series Z(a)	74,347,000		81,224,097
Citigroup, 6.125%, Series R(a)	67,689,000		71,496,506
Citigroup, 6.25%, Series T(a)	46,098,000		49,785,840
CoBank ACB, 6.25%, Series F(a)	346,400	†	36,458,600
CoBank ACB, 6.125%, Series G(a)	175,200	†	17,328,384

	Principal Amount		Value
CoBank ACB, 6.25%, Series I(a)	$41,421,000		$45,216,406
Countrywide Capital III, 8.05%, due 6/15/27, Series B	3,000,000		3,729,594
Farm Credit Bank of Texas, 10.00%, Series I(a)	29,250	†	35,904,375
Goldman Sachs Capital I, 6.345%, due 2/15/34	12,258,000		14,727,497
Goldman Sachs Group/The, 5.70%, Series L(a)	29,343,000		30,374,406
Huntington Bancshares, 8.50%, Series A (Convertible)(a)	12,788	†	17,487,590
JPMorgan Chase & Co., 7.90%, Series I(a)	129,654,000		134,516,025
JPMorgan Chase & Co., 6.75%, Series S(a)	97,460,000		107,571,475
JPMorgan Chase & Co., 5.30%, Series Z(a)	27,750,000		28,825,313
PNC Financial Services Group, 6.75%(a)	50,052,000		56,026,957
US Bancorp, 5.125%, Series I(a)	6,964,000		7,303,495
Wells Fargo & Co., 7.98%, Series K(a)	116,480,000		121,867,200
Wells Fargo & Co., 5.875%, Series U(a)	32,890,000		35,494,625
Wells Fargo Capital X, 5.95%, due 12/15/36	41,030,000		44,158,538
			984,220,177
BANKS—FOREIGN 25.3%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75%, 144A (Australia)(a),(c)	43,605,000		48,016,561
Banco Bilbao Vizcaya Argentaria SA, 8.875% (EUR) (Spain)(a)	58,600,000		68,564,931
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)(a)	32,000,000		33,626,400
Banco Mercantil del Norte SA, 5.75%, due 10/4/31, 144A (Mexico)(c)	22,300,000		21,881,875
Barclays PLC, 7.250% (GBP) (United Kingdom)(a)	12,600,000		15,939,533
Barclays PLC, 7.875% (United Kingdom)(a)	32,150,000		33,539,427
Barclays PLC, 8.25% (United Kingdom)(a)	56,759,000		59,793,904
BNP Paribas, 7.195%, 144A (France)(a),(c)	29,671,000		32,823,544
BNP Paribas SA, 7.625%, 144A (France)(a),(c)	77,000,000		82,005,000
Cooperatieve Rabobank UA, 6.625% (EUR) (Netherlands)(a)	20,800,000		24,163,186
Credit Agricole SA, 8.125%, 144A (France)(a),(c)	64,700,000		69,148,125
Credit Suisse Group AG, 7.125% (Switzerland)(a)	40,200,000		41,729,610
Credit Suisse Group AG, 6.25%, 144A (Switzerland)(a),(c)	17,800,000		18,119,670
Credit Suisse Group AG, 7.50%, 144A (Switzerland)(a),(c)	15,359,000		16,680,734
Danske Bank A/S, 6.125% (Denmark)(a)	40,700,000		40,852,218
DNB Bank ASA, 6.50% (Norway)(a)	49,800,000		52,103,798
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(c)	35,716,945		42,324,580
HSBC Capital Funding LP, 10.176%, 144A (United Kingdom)(a),(c)	42,664,000		65,297,252
HSBC Holdings PLC, 6.375% (United Kingdom)(a)	35,400,000		36,108,000
HSBC Holdings PLC, 6.875% (United Kingdom)(a)	60,800,000		64,904,000
ING Groep N.V., 6.50% (Netherlands)(a)	8,050,000		8,017,800

	Principal Amount	Value
ING Groep N.V., 6.875% (Netherlands)(a)	$40,600,000	$42,094,080
Lloyds Banking Group PLC, 7.50% (United Kingdom)(a)	59,777,000	63,369,598
Macquarie Bank Ltd./London, 6.125%, 144A (Australia)(a),(c)	24,800,000	24,986,000
Nationwide Building Society, 10.25% (United Kingdom) (GBP) (United Kingdom)(a)	33,456,000	57,957,850
Rabobank Nederland, 11.00%, 144A (Netherlands)(a),(c)	136,522,000	159,901,392
Royal Bank of Scotland Group PLC, 7.50% (United Kingdom)(a)	21,400,000	21,159,250
Royal Bank of Scotland Group PLC, 7.648% (United Kingdom)(a)	16,419,000	19,456,515
Royal Bank of Scotland Group PLC, 8.625% (United Kingdom)(a)	79,500,000	83,077,500
Santander UK Group Holdings PLC, 6.75% (GBP) (United Kingdom)(a)	17,400,000	21,900,968
Societe Generale SA, 7.375%, 144A (France)(a),(c)	41,400,000	42,149,340
Societe Generale SA, 8.25%, Series EMTN (France)(a)	10,600,000	11,116,273
Standard Chartered PLC, 7.50%, 144A (United Kingdom)(a),(c)	31,500,000	32,618,250
Standard Chartered PLC, 7.75, 144A (United Kingdom)(a),(c)	29,800,000	30,768,500
Swedbank AB, 6.00% (Sweden)(a)	47,600,000	48,858,306
UBS AG, 7.625%, due 8/17/22 (Switzerland)	10,000,000	11,587,000
UBS Group AG, 6.875% (Switzerland)(a)	28,500,000	29,675,625
UBS Group AG, 7.00% (Switzerland)(a)	15,400,000	16,602,817
UBS Group AG, 7.125% (Switzerland)(a)	34,915,000	36,516,761
UBS Group AG, 7.125% (Switzerland)(a)	62,900,000	66,232,379
		1,695,668,552
FINANCIAL—DIVERSIFIED FINANCIAL SERVICES 0.3%
State Street Corp., 5.25%, Series F(a)	17,725,000	18,611,250

FOOD 0.3%
Land O’ Lakes, 7.25%, 144A(a),(c)	16,625,000	16,749,688

INDUSTRIALS—DIVERSIFIED MANUFACTURING 2.2%
General Electric Co., 5.00%, Series D(a)	140,809,000	148,729,506

INSURANCE 16.8%
LIFE/HEALTH INSURANCE 6.0%
MetLife, 9.25%, due 4/8/38, 144A(c)	75,107,000	103,929,311
MetLife, 5.25%, Series C(a)	43,764,000	45,255,608
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(c)	50,953,000	62,926,955
Provident Financing Trust I, 7.405%, due 3/15/38	15,475,000	16,983,813
Prudential Financial, 5.20%, due 3/15/44	15,800,000	16,242,400
Prudential Financial, 5.625%, due 6/15/43	96,338,000	103,346,590
Prudential Financial, 5.875%, due 9/15/42	15,184,000	16,520,192

	Principal Amount	Value
Voya Financial, 5.65%, due 5/15/53	$38,159,000	$38,922,180
		404,127,049
LIFE/HEALTH INSURANCE—FOREIGN 6.8%
Dai-ichi Life Insurance Co. Ltd., 4.00%, 144A (Japan)(a),(c)	77,200,000	75,366,500
Dai-ichi Life Insurance Co. Ltd., 5.10%, 144A (Japan)(a),(c)	14,200,000	15,050,012
Dai-ichi Life Insurance Co. Ltd., 7.25%, 144A (Japan)(a),(c)	26,983,000	31,000,094
Demeter BV (Swiss Re Ltd.), 5.652%, due 8/15/52 (Netherlands)	33,300,000	34,339,493
Fukoku Mutual Life Insurance Co., 5.00% (Japan)(a)	10,000,000	10,277,900
La Mondiale SAM, 5.875%, due 1/26/47 (France)	14,000,000	14,176,288
La Mondiale Vie, 7.625% (France)(a)	38,550,000	41,734,538
Legal & General Group PLC, 5.25%, due 3/21/47, Series EMTN (United Kingdom)	23,100,000	23,185,724
Meiji Yasuda Life Insurance Co., 5.20%, due 10/20/45, 144A (Japan)(c)	81,325,000	86,448,475
Nippon Life Insurance Co., 4.70%, due 1/20/46, 144A (Japan)(c)	80,600,000	83,723,250
Nippon Life Insurance Co., 5.10%, due 10/16/44, 144A (Japan)(c)	24,200,000	25,652,000
Sumitomo Life Insurance Co., 6.50%, due 9/20/73, 144A (Japan)(c)	10,100,000	11,526,625
		452,480,899
MULTI-LINE—FOREIGN 0.4%
AXA SA, 6.463%, 144A (France)(a),(c)	28,490,000	28,721,339

PROPERTY CASUALTY 1.0%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(c)	59,895,000	69,028,987

PROPERTY CASUALTY—FOREIGN 1.7%
Groupama SA, 6.375% (EUR) (France)(a)	25,500,000	27,981,575
QBE Insurance Group Ltd., 6.75%, due 12/2/44 (Australia)	48,091,000	52,539,418
QBE Insurance Group Ltd., 5.875%, due 6/17/46, Series EMTN (Australia)	30,915,000	32,413,821
		112,934,814
REINSURANCE—FOREIGN 0.9%
Aquarius + Investments PLC, 8.25% (Ireland)(a)	55,730,000	59,878,820
TOTAL INSURANCE		1,127,171,908

INTEGRATED TELECOMMUNICATIONS SERVICES 0.8%
America Movil SAB de CV, 6.375%, due 9/6/73, Series B (EUR) (Mexico)	10,000,000	12,366,397

	Principal Amount		Value
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(c)	24,262	†	$28,265,230
Frontier Communications Corp., 8.875%, due 9/15/20	$3,646,000		3,860,203
Telefonica Europe BV, 7.625% (EUR) (Netherlands)(a)	6,400,000		7,970,090
			52,461,920
MATERIAL—METALS & MINING 1.3%
BHP Billiton Finance USA Ltd., 6.75%, due 10/19/75, 144A (Australia)(c)	76,574,000		86,796,629

MEDIA 0.3%
Viacom, 5.875%, due 2/28/57	12,000,000		12,253,188
Viacom, 6.25%, due 2/28/57	10,450,000		10,553,978
			22,807,166
PIPELINES 2.2%
Transcanada Trust, 5.30%, due 3/15/77 (Canada)	35,680,000		35,323,200
Transcanada Trust, 5.625%, due 5/20/75 (Canada)	28,699,000		29,631,717
Transcanada Trust, 5.875%, due 8/15/76, Series 16-A (Canada)	78,921,000		83,952,214
			148,907,131
REAL ESTATE—DIVERSIFIED 0.4%
QCP SNF West/Central/East/AL REIT LLC, 8.125%, due 11/1/23, 144A(c)	25,000,000		26,062,500

UTILITIES 3.5%
ELECTRIC UTILITIES 0.1%
NextEra Energy Capital Holdings, 7.30%, due 9/1/67, Series D	6,612,000		6,678,120

ELECTRIC UTILITIES—FOREIGN 3.4%
Emera, 6.75%, due 6/15/76, Series 16-A (Canada)	111,982,000		122,760,267
Enel SpA, 8.75%, due 9/24/73, 144A (Italy)(c)	92,656,000		106,786,040
			229,546,307
TOTAL UTILITIES			236,224,427
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$4,413,872,151)			4,564,410,854

		Notional Amount	Value
PURCHASED OPTION CONTRACTS 0.0%
INTEREST RATE SWAPTIONS
Option to Receive 3 Month, USD LIBOR ICE Rate and Pay Strike Price 2.552%, expires 6/15/17		257,000,000	$1,791,290
TOTAL PURCHASED OPTION CONTRACTS (Identified cost —$3,123,100)			$1,791,290

		Number of Shares
SHORT-TERM INVESTMENTS 2.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.53%(d)		158,600,000	158,600,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$158,600,000)			158,600,000
TOTAL INVESTMENTS (Identified cost—$6,381,984,688)	98.4%		6,596,013,423
WRITTEN CALL OPTIONS	(0.0)		(542,270)
OTHER ASSETS IN EXCESS OF LIABILITIES	1.6		105,041,899
NET ASSETS	100.0%		$6,700,513,052

		Notional Amount
WRITTEN OPTION CONTRACTS (0.0)%
INTEREST RATE SWAPTIONS
Option to Pay 3 Month, USD LIBOR ICE Rate and Receive Strike Price 2.802%, expires 6/15/17		(257,000,000)	$(542,270)
TOTAL WRITTEN OPTION CONTRACTS (Premiums received—$1,279,125)			$(542,270)

Forward foreign currency exchange contracts outstanding at March 31, 2017 were as follows:

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	174,475,145	USD	185,626,375	4/4/17	$(503,675)
Brown Brothers Harriman	GBP	45,602,870	USD	56,775,345	4/4/17	(360,512)
Brown Brothers Harriman	GBP	12,425,187	USD	15,235,889	4/4/17	(331,634)
Brown Brothers Harriman	USD	158,692,112	EUR	148,435,237	4/4/17	(341,430)
Brown Brothers Harriman	USD	15,962,175	EUR	14,752,063	4/4/17	(224,677)
Brown Brothers Harriman	USD	11,981,144	EUR	11,287,845	4/4/17	60,726
Brown Brothers Harriman	USD	72,546,677	GBP	58,028,057	4/4/17	156,703
Brown Brothers Harriman	EUR	153,593,825	USD	164,407,752	5/3/17	340,201
Brown Brothers Harriman	GBP	58,903,999	USD	73,686,252	5/3/17	(164,689)
						$(1,368,987)

The total amount of all forward foreign currency exchange contracts as presented in the table above, is representative of the volume of activity for this derivative type during the three months ended March 31, 2017.

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

(a) Perpetual security.  Perpetual securities pay an indefinite stream of interest, but they may be called by the issuer at an earlier date.

(b) Variable rate.  Rate shown is in effect at March 31, 2017.

(c) Resale is restricted to qualified institutional investors. Aggregate holdings amounting to $1,544,754,458 or 23.1% of the net assets of the Fund, of which 0.0% are illiquid.

(d) Rate quoted represents the annualized seven-day yield of the fund.

† Represents shares.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.  Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability.  The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.  There were no transfers between Level 1 and Level 2 securities as of March 31, 2017.

The following is a summary of the inputs used as of March 31, 2017 in valuing the Fund’s investments carried at value:

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities - $25 Par Value:
Banks	$599,540,221	$561,742,722	$37,797,499	$—
Banks-Foreign	75,029,907	52,120,851	22,909,056	—
Electric- Integrated Electric	38,860,976	24,827,544	14,033,432	—
Other Industries	1,157,780,175	1,157,780,175	—	—
Preferred Securities - Capital Securities:
Banks	984,220,177	17,487,590	966,732,587	—
Other Industries	3,580,190,677	—	3,580,190,677	—
Purchased Option Contracts	1,791,290	—	1,791,290	—
Short-Term Investments	158,600,000	—	158,600,000	—
Total Investments(a)	$6,596,013,423	$1,813,958,882	$4,782,054,541	$—
Forward foreign currency exchange contracts	$557,630	$—	$557,630	$—
Total Unrealized Appreciation in Other Financial Instruments(a)	$557,630	$—	$557,630	$—
Written Option Contracts	$(542,270)	$—	$(542,270)	$—
Forward foreign currency exchange contracts	(1,926,617)	$—	$(1,926,617)	—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(2,468,887)	$—	$(2,468,887)	$—

(a) Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Preferred Securities - Capital Securities- Banks

Balance as of December 31, 2016	$5,228,043
Sales	(5,081,825)
Realized gain (loss)	266,025
Change in unrealized appreciation (depreciation)	(412,243)
Balance as of March 31, 2017	$—

Note 2.   Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency translations. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency transactions. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options:  The Fund may purchase and write exchange-listed and over-the-counter put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities.  Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaptions: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future.  The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption.  The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Transactions in written options during the three months ended March 31, 2017, were as follows:

	Number
	of Contracts	Premiums
Written option contracts outstanding at December 31, 2016	825	$5,008,810
Option contracts written	357	1,779,125
Option contracts terminated in closing transactions	(925)	(5,508,810)
Written option contracts outstanding at March 31, 2017	257	$1,279,125

Note 3.   Income Tax Information

As of March 31, 2017, the federal tax cost and net unrealized appreciation (depreciation) in value of securities held were as follows:

Cost for federal income tax purposes	$6,381,984,688
Gross unrealized appreciation	$237,911,973
Gross unrealized depreciation	(23,883,238)
Net unrealized appreciation (depreciation)	$214,028,735

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND, INC.

By:	/s/Adam M. Derechin
Name: Adam M. Derechin
Title: President

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adam M. Derechin	By:	/s/James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: May 26, 2017